===============================================================================

                            SCHEDULE 14A INFORMATION

                   CONSENT STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary consent statement                             Rule 14a-6(e)(2))

/ / Definitive consent statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                BROOKE GROUP LTD.
                   ------------------------------------------
                  (Name of Person(s) Filing Consent Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

===============================================================================

                           RJR NABISCO HOLDINGS CORP.

                               Proxy Solicitation
                           for the Board of Directors
                              by Brooke Group Ltd.

SPINOFF -- IT'S NOW OR NEVER FOR NABISCO!!!
===============================================================================

IF YOU WANT A NABISCO SPINOFF NOW, THIS IS YOUR ONLY CHANCE

HOWEVER...

If you really believe the tobacco companies will win every case against them for the next 25 years

If you really believe the 60 law firms representing the nationwide Castano class will go away

If you really believe none of the 5 grand juries investigating tobacco will issue any indictments

If you really believe all the state Attorneys General trying Medicaid cases will lose interest

If you really believe the FDA will say it's OK to market tobacco to children

If you really believe no more Philip Morris or other whistleblowers will come forward

If you really believe their testimony will make no difference in any of these cases

If you really believe RJR Nabisco's current Board will spin off Nabisco any time soon

 . . . THEN MAYBE THE MANAGEMENT PROGRAM AND NOT THE BROOKE PROGRAM IS FOR YOU

--------------------------------------------------------------------------------


                             THE MANAGEMENT PROGRAM


--------------------------------------------------------------------------------

THE MANAGEMENT PROGRAM  --  MORE OF THE SAME

================================================================================


     o  NO SPINOFF OF NABISCO -- EVER!!!
        --------------------------------

     o  Nominal dividend increase

     o  RJR Tobacco's U.S. market share continues to decline

  -- Yet, Chairman Harper has taken over $40 million out of RJR in the past three years



                          [GRAPHIC OMITTED]


           1985   1986   1987   1988   1989  1990  1991  1992  1993  1994  1995
           ----   ----   ----   ----   ----  ----  ----  ----  ----  ----  ----
RJR ...... 31.6%  32.3%  32.5%  31.8%  28.5% 29.6% 27.8% 28.8% 30.6% 26.7% 25.8%

Philip
 Morris .. 35.9%  36.8%  37.8%  39.3%  41.9% 42.3% 43.4% 42.3% 42.2% 44.8% 45.8%

THE MANAGEMENT PROGRAM  --  MORE OF THE SAME
===============================================================================


   o The Company remains blind to the basic facts:

     -- "The domestic tobacco side of our business was the STANDOUT in a year which was essentially disappointing." (RJR Nabisco Schedule 14A, February 8, 1996)

   o These are the statistics that "STANDOUT":


                                    Fourth Quarter           Full Year 1995
                                    Versus 1994**              Versus 1994
                                   ----------------          ---------------
Volume.........................          +1%                      -5%

Market Share...................          -1.0 point               -1.0 point

Net Sales......................          +5%                      -2%

EBITA..........................          +1%                      -2%

-------------
Source:  RJR Nabisco Schedule 14A, February 8, 1996

**  "RJR SHIPPED MORE 4Q VOLUME THAN CONSUMERS BOUGHT AT RETAIL....4Q
     SHIPMENT SHARES MAY HAVE OVERSTATED ACTUAL CONSUMER BUYING"
       -- (GARY BLACK  FEB. 14, 1996)


   o Even RJR Tobacco International has faltered in a growing market

     -- EBITA declined 15% in 1995 before a $54 million restructuring charge

--------------------------------------------------------------------------------


                            THE BROOKE GROUP PROGRAM


--------------------------------------------------------------------------------

SPINOFF -- IT'S NOW OR NEVER FOR NABISCO!!!
================================================================================



                          IMMEDIATE SPINOFF OF NABISCO

                                    PERIOD!

SPINOFF - IT'S NOW OR NEVER FOR NABISCO!!!
================================================================================


  o  IMMEDIATE SPINOFF OF NABISCO

     -- Attorney Generals and Castano plaintiffs have agreed not to seek injunctions

         -- Eliminated risk, if there was any

         -- Only Castano and the Medicaid suits are of sufficient size to have possibly risked a fraudulent conveyance injunction (which in any case we do not believe was likely)

     -- Nabisco could be spun off in six to eight weeks

     -- At stock prices on March 19, 1996, shareholders would receive $21.50 of Nabisco stock

     -- We believe Nabisco will be worth more than $25.00 per RJRN share post spinoff

SPINOFF -- IT'S NOW OR NEVER FOR NABISCO!!!
================================================================================


         o  MERGER WITH LIGGETT NOT REQUIRED

         o If a merger is proposed, a subsequent independent shareholder vote is required

--------------------------------------------------------------------------------


                        LITIGATION ISSUES AND SETTLEMENT

--------------------------------------------------------------------------------

LITIGATION ISSUES
================================================================================

                       Overview of Litigation Environment
                       ----------------------------------

                                                                  Estimated
                                                                 # of Cases(1)
                                                                --------------
o  Class action cases

   --  Castano (addiction):                                      50,000,000

   --  Engle (Florida/addiction/personal injury):                 3,000,000

   --  Broin (flight attendants):                                    60,000

   --  Lacey (Alabama/additives/not certified):                     300,000

   --  Granier (Louisiana/addiction/not certified):                 700,000


o  State Medicaid reimbursement claims

   --  Six states filed (FL, LA, MA, MN, MS, WV)                  4,500,000


o  Personal injury cases

   --  40 years of successful defense in over 800 cases                 140

   --  Freedom to choose defense

-----------
(1) Based on media reports.

LITIGATION ISSUES
===============================================================================


  o   NICOTINE ADDICTION BASED CLAIMS

      -- "The most dangerous game" (Gary Black)

  o New information being released constantly, disclosing alleged nicotine and addiction relationships known by industry

  o   Whistle Blowers

      -- Ian Uydess (Philip Morris) and Jeffrey Wigand (BAT)

      -- Others to come...including, possibly, RJR employees?

  o   Criminal Indictments?

LITIGATION SETTLEMENT
===============================================================================

                              Catastrophe Insurance
                              ---------------------

         o  Some cases being tried by a judge only, no jury

         o  No need to bond potential judgments at lower court level

         o  REMEMBER TEXACO!!

         o  Can RJR obtain a multi-billion dollar bond?

LITIGATION SETTLEMENT
===============================================================================


                       Overview of Litigation Environment
                       ----------------------------------

                                                        Estimated
                                                        # of Cases
                                                       ------------
o   Class action cases

    --  Castano (addiction-related):                   50,000,000   Settled

    --  Engle (Florida/addiction/personal injury):      3,000,000   Covered

    --  Broin (flight attendants):                         60,000   Nominal risk

    --  Lacey (Alabama/additives/not certified):          300,000   Nominal risk

    --  Granier (Louisiana/addiction/not certified):      700,000   Stayed


o   State Medicaid reimbursement claims

    --  Six states filed (FL, LA, MA, MN, MS, WV)       4,500,000  Five settled


o   Personal injury cases

    --  40 years of successful defense in over 800 cases      140   Nominal risk

    --  Freedom to choose defense

    --  Addiction no longer a cause                                Settled


                                                         Over 95%  Settled
                                                         ========

LITIGATION SETTLEMENT
================================================================================


                     ESTIMATED COST OF CATASTROPHE INSURANCE
                     ---------------------------------------
                                 ($ in millions)

RJR
---
RJR Domestic Tobacco 1995 EBITA                                  $1,420
     Less Pro-Rata Interest Expense                                (390)
     Less Pro-Rata Corporate Overhead                               (42)
                                                                 ------
                   Pre-Tax -- Domestic Tobacco                   $  988
                                                                 ======


Castano Payments                                                     49
Medicaid Payments (assumes all states)                               74

          Less Estimated Legal Fee Reduction                        (40)
                                                                 ------
                   Total Cost                                    $   83
                                                                 ======


Settlement Cost Per Pack                                   1.4 Cents/Pack

LITIGATION SETTLEMENT
================================================================================


  o  Proposed settlement of Castano (nicotine addiction) class action

     --  Settles most important tobacco claim (also covers distributors)

     -- 5% of domestic tobacco's pretax income each year (up to maximum $50 million)

     --  Payment terminated if remaining defendants prevail in litigation

     -- If certification overturned, settlement applies if Castano-type class certified elsewhere

     -- Assured of settlement terms substantially more favorable than any other defendant (payments could be reduced to zero)

LITIGATION SETTLEMENT
===============================================================================


    o   Settlement of five State Attorney General suits (FL, LA, MA, MS, WV)

        --  Assuming a tobacco company merger, initial payment of $125 million

        -- Annual percentage of 2.5% to 7.5% of domestic tobacco pretax income, depending on whether additional states join the settlement

        -- Settles claims of the most aggressive states with high Medicaid populations

        -- Provides mechanism for other states which sue (if any) to join settlement

        --  Payment terminated if remaining defendants succeed on merits

        -- Most Favored Nation Clause: Benchmark figure of three times Brooke Group's payments per point of market share

LITIGATION SETTLEMENT
================================================================================


    o   No commitment to cooperate except as required by law

        --  Not waiving attorney/client or any other legal privileges

        --  Continue to vigorously defend all other litigation

    o   Model of new agreement based on responsible co-existence

    o   The settlement is a no-lose situation

        --  Wins if the industry wins

        --  Limits liability if industry loses

LITIGATION SETTLEMENT
================================================================================


    o   Settlement is applicable to:

        --  RJR (First Option)

        --  Lorillard

        --  BAT

        --  American Brands

        --  UST

LITIGATION ISSUES
================================================================================


Estimated cost of catastrophe insurance, if applied to:


Lorillard

     Settlement Cost Per Pack                             2.8 Cents/Pack


Brown & Williamson (BAT)

     Settlement Cost Per Pack                             1.6 Cents/Pack

SPINOFF VALUE WITHOUT SETTLEMENT
===============================================================================


RJRN Stock Could Be Worth More Than $47 Per Share

    o   Nabisco could be worth $38 or more post spinoff

        --  $25 per RJRN share

    o   Tobacco could be worth $22 or more post spinoff(1)

        --  9% yield with $2 dividend

        --  Without benefit of settlement

------------
(1) Morgan Stanley estimated up to a $17 dollar per share value for a stand-alone tobacco company

SPINOFF VALUE WITH SETTLEMENT
===============================================================================

    RJRN Stock Could Be Worth More Than $58 Per Share

    o   Nabisco could be worth $38 or more post spinoff

        --  $25 per RJRN share

    o Tobacco could be worth $33 or more post spinoff, with the litigation settlement

        --  6% yield with $2 dividend

DIVIDENDS
===============================================================================


                          SIGNIFICANT DIVIDEND INCREASE

    o   Adopt a new dividend policy

        --  At least 60% of the Tobacco Company's Net Cash Flow



===============================================================================
Net Cash Flow =  Net Income plus After-Tax Amortization
                  plus Depreciation less Capital Expenditures

===============================================================================
    o An annual dividend of $2 for the Tobacco Company, commencing in the second half of 1996 based on I/B/E/S estimates of RJRN's earnings in 1996 and 1997

DIVIDENDS
===============================================================================


                            REYNOLDS TOBACCO COMPANY

  COMPUTATION OF CASH NET INCOME PER SHARE -- TWELVE MONTHS ENDED JUNE 30, 1997
                    ($ IN MILLIONS, EXCEPT PER SHARE NUMBERS)

                                                    Total          Per Share
                                                   -------         ---------

      I/B/E/S Estimate(1) for RJR Nabisco          $  904           $ 2.74
      I/B/E/S(1) for Nabisco                         (432)           (1.31)
      Plus:  19.5% Nabisco                             84             0.26
                                                   ------           ------
      Net Income for RJR Tobacco                      556             1.68
      Plus:  Amortization After Tax                   368             1.12
      Plus:  Depreciation                             238             0.72
                                                   ------           ------
      After Tax Cash Net Income                     1,162             3.52
      Less:  Preferred C Dividends                    (80)
      Less:  Capital Expenditures(2)                 (223)
                                                   ------
      Net Cash Flow                                $  859
                                                   ======
      Net Cash Flow per Share                      $ 3.15
                                                   ======
      Cash Dividends per Brooke Group Program      $ 2.00
                                                   ======
      Per Cent of Net Cash Flow(3)                    63%

      -------------
      (1) At March 15, 1996.

      (2) Assumes Capital Expenditures total $223 in 1996 (three-year average of Company's Capital Expenditures)
          1995        $232
          1994        $215
          1993        $224

      (3) Dividend payout ratios of comparable companies before buyback programs (after buyback programs): Philip Morris 59% (99%), American Brands 62% (248%), UST 62% (126%). BAT and Loews are insurance companies with lower payout ratios.

================================================================================

PROVEN TOBACCO MANAGEMENT
===============================================================================

                       RONALD FULFORD TO LEAD RJR TOBACCO

    o   Turnaround specialist at Hanson plc from 1982 to 1996

        -- Senior Associate Director of Hanson plc (market cap. $15 billion, 55% sales in U.S.)

        -- Nine years of successful Tobacco operating experience at Imperial Tobacco (38% of U.K. market)

    o   Chief Executive Officer:


  1980-1982....................................  United Gas Industries
  1982-1987....................................  EverReady Batteries
  1984-1987....................................  London Brick
  1987-1996....................................  Imperial Tobacco


    o Fulford has developed a proven management system for turnaround situations

        --  Repeatedly implemented and refined the system during his career

        --  The system has worked successfully in a tobacco company

        --  Fulford provides leadership

PROVEN TOBACCO MANAGEMENT
===============================================================================

          FULFORD HAS A HISTORY OF SUCCESSFUL TURNAROUNDS AT HANSON PLC



                                [GRAPHIC OMITTED]


                         EverReady       EverReady      London       Imperial
Operating Income as    South Africa       Britain        Brick         Brick
 Percent of Sales        1983-1987       1983-1986     1984-1988     1986-1995
-------------------    ------------     ----------     ---------     ---------
      1983                 20%             12%            --            --
      1984                 32%             21%            19%           --
      1985                 30%             22%            25%           --
      1986                 28%             24%            28%           21%
      1987                 31%             --             31%           24%
      1988                 --              --             32%           32%
      1989                 --              --             --            39%
      1990                 --              --             --            42%
      1991                 --              --             --            42%
      1992                 --              --             --            45%
      1993                 --              --             --            48%
      1994                 --              --             --            49%
      1995                 --              --             --            50%


                         EverReady       EverReady      London       Imperial
Capital Employed as    South Africa       Britain        Brick         Brick
 Percent of Sales        1983-1987       1983-1986     1984-1988     1986-1995
-------------------    ------------     ----------     ---------     ---------
      1983                 66%             48%            --            --
      1984                 59%             34%            46%           --
      1985                 55%             28%            42%           --
      1986                 52%             25%            38%           36%
      1987                 45%             --             40%           35%
      1988                 --              --             35%           28%
      1989                 --              --             --            11%
      1990                 --              --             --             8%
      1991                 --              --             --             8%
      1992                 --              --             --             5%
      1993                 --              --             --             4%
      1994                 --              --             --             2%
      1995                 --              --             --             1%

PROVEN TOBACCO MANAGEMENT
==============================================================================


                   STAGE ONE AT IMPERIAL TOBACCO: COST-CUTTING
                   -------------------------------------------

                                   Head Count
                                [GRAPHIC OMITTED]

                  Stage One at Imperial Tobacco: Cost-Cutting

                  Head Count            Number of Employees
                  ----------            -------------------
                    1982                     19,071
                    1983                     15,964
                    1984                     14,607
                    1985                     13,369
                    1986                     12,279
                    1987                      9,300
                    1988                      7,538
                    1989                      5,931
                    1990                      5,092
                    1991                      4,391
                    1992                      3,531
                    1993                      3,109
                    1994                      2,911
                    1995                      2,816

                                  Productivity
                                [GRAPHIC OMITTED]


                         Productivity -- % Improvement
                         -----------------------------

September, 1987           0
October, 1987          1.39%
November, 1987         2.99
December, 1987         4.52
January, 1988          7.36
February, 1988         9.05
March, 1988            9.79
April, 1988           12.32
May, 1988             14.30
June, 1988            17.14
July, 1988            18.87
August, 1988          22.22
September, 1988       26.42
October, 1988         28.88
November, 1988        32.17
December, 1988        38.85
January, 1989         37.83
February, 1989        38.17
March, 1989           40.78
April, 1989           42.98
May, 1989             48.33
June, 1989            47.89
July, 1989            49.78
August, 1989          50.77
September, 1989       53.60
October, 1989         54.84
November, 1989        55.46
December, 1989        55.48
January, 1990         57.78
February, 1990        60.20
March, 1990           63.02
April, 1990           64.87
May, 1990             66.48
June, 1990            67.84
July, 1990            66.50
August, 1990          69.00
September, 1990       68.88
October, 1990         68.61
November, 1990        68.37
December, 1990        70.18
January, 1991         71.88
February, 1991        73.20
March, 1991           74.62
April, 1991           75.04
May, 1991             78.03
June, 1991            78.88
July, 1991            80.84
August, 1991          82.08
September, 1991       84.59
October, 1991         87.80
November, 1991        91.14
December, 1991        94.05
January, 1992         93.88
February, 1992        95.87
March, 1992           98.82
April, 1992          101.51
May, 1992            104.58
June, 1992           108.93
July, 1992           111.43
August, 1992         114.85
September, 1992      119.83
October, 1992        121.91
November, 1992       124.29
December, 1992       128.30
January, 1993        131.41
February, 1993       135.87
March, 1993          141.40
April, 1993          144.04
May, 1993            145.55
June, 1993           147.18
July, 1993           148.28
August, 1993         148.80
September, 1993      149.70
October, 1993        151.51
November, 1993       154.97
December, 1993       155.52
January, 1994        156.18
February, 1994       152.84
March, 1994          151.87
April, 1994          154.18
May, 1994            155.81
June, 1994           157.80
July, 1994           157.53
August, 1994         160.06
September, 1994      168.70
October, 1994        168.81
November, 1994       172.43
December, 1994       174.78
January, 1995        176.06
February, 1995       177.28
March, 1995          178.43
April, 1995          180.38
May, 1995            180.82
June, 1995           183.38
July, 1995           188.08
August, 1995         191.87
September, 1995      195.37
October, 1995        196.74
November, 1995       199.58
December, 1995       198.74



    o   Change the organizational structure to achieve a low cost structure

        --  Decentralize into profit centers

        --  Create financial targets: transfer prices and benchmarking

        -- Incentivize management based on divisional and corporate productivity and working capital

        --  Create a self-governing organization

PROVEN TOBACCO MANAGEMENT
==============================================================================

                STAGE TWO AT IMPERIAL TOBACCO: MARKETING STRATEGY
                -------------------------------------------------

                                [GRAPHIC OMITTED]

                          Market Share
                      ---------------------
                       ITL        Gallaher
                      ------      ---------
December, 1981        50.00%
January, 1982         48.76
February, 1982        49.18
March, 1982           48.55
April, 1982           48.33
May, 1982             48.08
June, 1982            47.66
July, 1982            47.28
August, 1982          46.63
September, 1982       46.62
October, 1982         46.47
November, 1982        46.33
December, 1982        46.08     30.00%
January, 1983         45.92
February, 1983        45.69
March, 1983           45.48
April, 1983           45.27
May, 1983             45.10
June, 1983            45.02     33.00
July, 1983            44.94
August, 1983          44.90
September, 1983       44.90
October, 1983         44.88
November, 1983        44.83
December, 1983        44.76     32.70
January, 1984         44.65
February, 1984        44.53     32.90
March, 1984           44.43     32.70
April, 1984           44.31     32.90
May, 1984             44.14     32.50
June, 1984            44.00     32.22
July, 1984            43.66     31.70
August, 1984          43.72     31.90
September, 1984       43.67     31.70
October, 1984         43.46     31.60
November, 1984        43.38     31.70
December, 1984        43.36     31.60
January, 1985         43.30     31.50
February, 1985        43.20     31.70
March, 1985           43.06     31.90
April, 1985           42.88     32.30
May, 1985             42.67     32.50
June, 1985            42.37     32.70
July, 1985            42.11     32.90
August, 1985          41.92     33.10
September, 1985       41.74     33.30
October, 1985         41.66     33.40
November, 1985        41.35     33.60
December, 1985        41.08     33.80
January, 1986         40.89     34.00
February, 1986        40.73     34.20
March, 1986           40.68     34.50
April, 1986           40.47     34.70
May, 1986             40.37     35.00
June, 1986            40.20     35.30
July, 1986            40.05     35.70
August, 1986          39.50     35.90
September, 1986       39.50     36.20
October, 1986         39.22     36.40
November, 1986        38.88     36.60
December, 1986        38.72     36.80
January, 1987         38.60     37.00
February, 1987        38.30     37.30
March, 1987           38.13     37.60
April, 1987           37.85     37.80
May, 1987             37.80     38.10
June, 1987            37.57     38.30
July, 1987            37.58     38.60
August, 1987          37.46     38.90
September, 1987       37.35     39.10
October, 1987         37.20     39.30
November, 1987        37.02     39.50
December, 1987        36.86     39.70
January, 1988         36.87     40.00
February, 1988        36.48     40.20
March, 1988           36.28     40.40
April, 1988           36.10     40.60
May, 1988             35.91     40.80
June, 1988            35.73     40.90
July, 1988            35.67     41.00
August, 1988          35.42     41.10
September, 1988       35.30     41.30
October, 1988         35.10     41.50
November, 1988        35.08     41.60
December, 1988        34.95     41.80
January, 1989         34.90     42.00
February, 1989        34.83     42.00
March, 1989           34.78     42.10
April, 1989           34.72     42.20
May, 1989             34.68     42.30
June, 1989            34.65     42.20
July, 1989            34.55     42.30
August, 1989          34.65     42.40
September, 1989       34.65     42.50
October, 1989         34.61     42.70
November, 1989        34.67     42.80
December, 1989        34.54     42.90
January, 1990         34.50     43.00
February, 1990        34.46         0
March, 1990           34.38     43.30
April, 1990           34.22     43.40
May, 1990             34.17     43.50
June, 1990            34.00     43.60
July, 1990            33.64     43.70
August, 1990          33.67     43.60
September, 1990       33.61         0
October, 1990         33.41     43.50
November, 1990        33.35     43.40
December, 1990        33.31     43.40
January, 1991         33.25     43.50
February, 1991        33.19     43.60
March, 1991           33.13     43.70
April, 1991           33.14     43.60
May, 1991             33.21     43.70
June, 1991            33.33     43.80
July, 1991            33.45     43.60
August, 1991          33.58     43.00
September, 1991       33.71     42.90
October, 1991         33.83     42.80
November, 1991        33.91     42.70
December, 1991        33.95     42.60
January, 1992         34.01     42.60
February, 1992        34.05     42.50
March, 1992           34.07     42.40
April, 1992           34.04     42.30
May, 1992             34.02     42.10
June, 1992            34.01     42.00
July, 1992            34.03     41.90
August, 1992          34.03     41.80
September, 1992       34.05     41.70
October, 1992         34.07     41.60
November, 1992        34.08     41.50
December, 1992        34.13     41.40
January, 1993         34.22     41.30
February, 1993        34.33     41.20
March, 1993           34.46     41.10
April, 1993           34.68     41.00
May, 1993             34.68     41.10
June, 1993            34.79     41.20
July, 1993            34.85     41.30
August, 1993          34.93     41.10
September, 1993       35.01     41.00
October, 1993         35.10     41.00
November, 1993        35.21     41.00
December, 1993        35.31     41.00
January, 1994         35.44     40.00
February, 1994        35.50     40.00
March, 1994           35.68     40.00
April, 1994           35.83     39.90
May, 1994             35.97     39.80
June, 1994            36.10     39.70
July, 1994            36.23     39.60
August, 1994          36.35     39.50
September, 1994       36.46     39.60
October, 1994         36.66     39.50
November, 1994        36.63     39.40
December, 1994        36.70     39.50
January, 1995         36.75     39.00
February, 1995        36.79     38.90
March, 1995           36.84     38.90
April, 1995           36.88     38.80
May, 1995             36.92     38.70
June, 1995            36.93     38.60
July, 1995            36.99     38.50
August, 1995          37.05     38.40
September, 1995       37.08     38.30
October, 1995         37.13     38.30
November, 1995        37.20     38.20
December, 1995        37.28     38.10
January, 1996         37.38     38.00


     o    Take control of the marketing strategy

     --   Reinvest a portion of the cost savings

     -- Adopt a portfolio approach to marketing (de-emphasize brand management)

     --   Introduce regional brand strategies

PROVEN TOBACCO MANAGEMENT
===============================================================================

              STAGE THREE AT IMPERIAL TOBACCO: INTERNATIONAL SALES

                                [GRAPHIC OMITTED]


                           Pound Sterling in Millions
                           --------------------------
                                1987        37
                                1988        43
                                1989        42
                                1990        43
                                1991        49
                                1992        55
                                1993        61
                                1994        75
                                1995       117



     o    Identify growth opportunities, especially international

     --   Prioritize resource allocation

     --   Aggressively enter newly developing markets

     --   Attain critical mass regionally, or exit

PROVEN TOBACCO MANAGEMENT
===============================================================================

         RESULTS AT IMPERIAL TOBACCO: OPERATING PROFIT GROWTH 1987-1995

                                [GRAPHIC OMITTED]


                           Pound Sterling in Millions
                           ---------------------------

                                Operating Profit
                           ---------------------------
                              1987             144
                              1988             171
                              1989             222
                              1990             249
                              1991             256
                              1992             284
                              1993             308
                              1994             328
                              1995             348

CORPORATE GOVERNANCE

===============================================================================


     o    Dale Hanson to join Board of Directors

          -- CEO, CalPERS from 1987 to 1994 (third largest pension system in the world)

          --   A leader of the shareholder rights movement

     o    Independent Nabisco

          -- Neither Brooke nor its affiliates will exercise any management control over Nabisco

     o    Restrictions on affiliate transactions

          -- Transactions greater than $2 million per year between RJR Nabisco and Brooke Group will be subject to approval by stockholders of RJR Nabisco

     o No staggered Board of Directors or poison pill at RJR Tobacco or Nabisco

     o Confidential voting on all future matters to be acted upon by shareholders

     o    Termination of Directors' Retirement Plan

          --   Current plan grants $60,000 per year for up to 15 years

===============================================================================


                           PROPOSED BOARD OF DIRECTORS



===============================================================================

PROPOSED BOARD OF DIRECTORS

===============================================================================


     o    The Shareholder Board is a stronger Board than the Management Board

          -- Both Tobacco operating experience and understanding of legal issues

                                                Brooke Group         Management
                                                   Program             Program
                                                ------------         ----------
Tobacco Operating Experience(1)............            5                 1

Attorneys..................................            3                 1

Academics..................................            1                 1

Investment Bankers.........................            1                 0

Corporate Governance Experts...............            1                 0

Food Operating Experience..................            0                 2

"Honorary" Appointees......................            0                 5
                                                      --                --
        Total..............................           11                10
                                                      ==                ==

-------------

(1) More than three years

PROPOSED BOARD OF DIRECTORS

===============================================================================

                            The Brooke Group Program

Director (Age)                   Experience
-------------                    ----------

Arnold Burns(1) (65)             Former U.S. Deputy Attorney General

Rouben Chakalian(2) (60)         Chairman of Liggett, Ex-EVP, RJR International

Robert Frome (56)                Partner, Olshan Grundman Frome

Ronald Fulford (61)              Ex-CEO, Imperial Tobacco

Dale Hanson (53)                 Ex-CEO, CalPERS

Richard Lampen(2) (42)           General Counsel, New Valley

Bennett LeBow(2) (58)            Chairman, Brooke Group

Barry Ridings(1) (43)            Managing Director, Alex. Brown

William Starbuck (61)            ITT Professor of Management, NYU

Peter Strauss (63)               Ex-SVP, American Tobacco

Frederick Zuckerman (61)         Ex-Treasurer, RJR, IBM and Chrysler

---------------------
(1)  New Valley Independent Director
(2)  Brooke Group Insider

===============================================================================



                                     SUMMARY



===============================================================================

SUMMARY

===============================================================================



     o    An immediate spinoff of Nabisco

     o    $2.00 Tobacco dividend

     o Tobacco operations led by Ronald Fulford, ex-CEO of Imperial Tobacco (Hanson plc)

     o    Corporate governance guidelines overseen by Dale Hanson

     o    First option on litigation settlement

                                    APPENDIX

                    (Pursuant to Rule 304 of Regulation S-T)


1. Page 3 contains a description in tabular form of a graph which represents the comparison of U.S. tobacco market share of RJR Nabisco and Philip Morris for the years 1985 through 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

2. Page 25 contains a description in tabular form of a graph describing "Operating Income as Percent of Sales" and "Capital Employed as Percent of Sales" at the following companies during the following years: (i) EverReady South Africa (1983-1987); (ii) EverReady Britain (1983-1986); (iii) London Brick (1984-1988); and Imperial Tobacco (1986-1995); which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

3. Page 26 contains a description in tabular form of a graph entitled "Head Count" which represents the comparison of the number of employees during the years 1987 through 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

4. Page 26 contains a description in tabular form of a graph entitled "Productivity" which represents the comparison of the Percentage Improvement from September 1987 through December 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

5. Page 27 contains a description in tabular form of a graph which represents market share of (i) Imperial Tobacco from December 1981 through January 1996 and (ii) Gallaher from December 1982 through January 1996, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

6. Page 28 contains a description in tabular form of a graph which represents international sales in millions of U.K. pounds during the years 1987 through 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

7. Page 29 contains a description in tabular form of a graph which represents operating profit growth for the years 1987 through 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.